We are updating the prospectus disclosure of the death benefit provisions for the variable annuity product identified below expressly to align it with the description of the death benefit provision in your contract. You do not need to take any action as a result of this update.  If you have any questions about this supplement or your Hartford variable annuity contract please contact your financial representative or our Annuity Contact Center at 1-800-662-6668.

Supplement Dated January 30, 2014 to your Prospectus

The following updates are made to your prospectus:

Appendix III – Series III of The Director Variable Annuity

The information in the “Death Benefit” sub-heading is deleted and replaced with the following:

If death occurs before the Annuity Commencement Date and the deceased (the Annuitant or Contract Owner, as applicable) had not yet attained age 85, the Death Benefit will be the greatest of the following amounts:

•                The Contract Value on the date of receipt of Due Proof of Death at the Administrative Offices of the Company;

•                The Contract Value on the Specified Contract Anniversary immediately preceding the date of death, increased by the dollar amount of any Premium Payments made and reduced by the dollar amount of any partial Surrenders since the immediately preceding Specified Contract Anniversary; or

•                100% of all premium payments made under the Contract, reduced by the dollar amount of any partial Surrenders.

If the deceased (the Annuitant or Contract Owner, as applicable) had attained age 85, then the Death Benefit will equal the Contract Value.

The Specified Contract Anniversary is every sixth Contact Anniversary (i.e., the 6th, 12th etc.)

Appendix IV and V – Series IV and Series V of The Director Variable Annuity

The information in the “Death Benefit” sub-heading for both appendices is deleted and replaced with the following:

If death occurs before the Annuity Commencement Date and the deceased (the Annuitant or Contract Owner, as applicable) had not yet attained age 85, the Death Benefit will be the greatest of the following amounts:

•                The Contract Value on the date of receipt of Due Proof of Death at the Administrative Offices of the Company;

•                The Contract Value on the Specified Contract Anniversary immediately preceding the date of death, increased by the dollar amount of any Premium Payments made and reduced by the dollar amount of any partial Surrenders since the immediately preceding Specified Contract Anniversary; or

•                100% of all premium payments made under the Contract, reduced by the dollar amount of any partial Surrenders.

If the deceased (the Annuitant or Contact Owner, as applicable) had attained age 85, then the Death Benefit will equal the Contract Value.

The Specified Contract Anniversary is every seventh Contact Anniversary (i.e., the 7th, 14th etc.)

This Supplement Should Be Retained For Future Reference.

HV-7546